                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest           October 5, 1999 (September 29, 1999)
event reported):


                            FLOWERS INDUSTRIES, INC.


    Georgia                            1-9787                     58-0244940
----------------                    -------------            -------------------
(State or Other                     (Commission              (I.R.S. Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)


1919 Flowers Circle, P.O. Box 1338, Thomasville, GA                  31799
----------------------------------------------------               ---------
     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (912) 226-9110

ITEM 5.        OTHER EVENTS.

        Enclosed is a copy of the press release dated September 29, 1999, related to the Registrant's expectations regarding operating results for the third quarter ending October 9, 1999.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

       (a)        Financial Statements of Businesses Acquired:  None.

       (b)        Pro Forma Financial Information:  None

       (c)        Exhibits:

                  Exhibit No.       Exhibit
                  -----------       -------
                     99             Press Release, dated September 29, 1999

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FLOWERS INDUSTRIES, INC.



                                      By:    /s/ Jimmy Woodward
                                         ---------------------------------
                                             Jimmy Woodward
                                             Chief  Administrative Officer

Date: October 5, 1999

                                INDEX TO EXHIBITS




   EXHIBIT
    NUMBER     EXHIBIT
   -------     -------
     99        PRESS RELEASE DATED SEPTEMBER 29, 1999.